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                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3

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Section 7.3 Indenture                                                              Distribution Date:                    2/17/2004
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
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,466,850.00
            Class B Note Interest Requirement                       149,187.50
            Class C Note Interest Requirement                       263,587.50
                      Total                                       1,879,625.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.16417
            Class B Note Interest Requirement                          1.42083
            Class C Note Interest Requirement                          1.95250

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00


                                                              By:
                                                                 ------------------------------
                                                                 Name:  Patricia M. Garvey
                                                                 Title: Vice President
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